Income Tax Disclosure: INCOME TAXES POLICY: Provision for income taxes (Tables)	20 Months Ended
Sep. 30, 2012
Tables/Schedules
Provision for income taxes

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 35% to net loss before provision for income taxes for the following reasons:

	For the Year Ended September 30, 2012	From Inception on February 8, 2011 through September 30, 2011
Income tax expense at statutory rate	$ (28,340)	$ (5,790)
Net deferred tax asset	28,340	5,790
Income tax expense per books	$ -	$ -

Net deferred tax assets consist of the following components as of:

	For the Year Ended September 30, 2012	From Inception on February 8, 2011 through September 30, 2011
NOL carryover	$ (28,340)	$ (5,790)
Valuation allowance	28,340	5,790
Net deferred tax asset	$ -	$ -